UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2012

REYNOLDS AMERICAN INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-32258	20-0546644
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of principal executive offices) (Zip Code)

336-741-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 2, 2012, R.J. Reynolds Tobacco Company, an indirect wholly owned subsidiary of Reynolds American Inc. and referred to as RJR Tobacco, and Santa Fe Natural Tobacco Company, Inc., a wholly owned subsidiary of Reynolds American Inc. and referred to as Santa Fe, entered into an Amended and Restated Supply Agreement (the “Amcor Agreement”), effective as of January 1, 2012, with Amcor Tobacco Packaging Americas, Inc. and Amcor Group GmbH, collectively referred to as Amcor, pursuant to which Amcor will be the exclusive supplier of certain RJR Tobacco and Santa Fe tobacco printed packaging materials, including cartons, boxes and labels. The Amcor Agreement amends and restates that certain Supply Agreement, dated May 2, 2005, between RJR Tobacco and Alcan Packaging Food and Tobacco Inc. (predecessor in interest to Amcor), as amended. The Amcor Agreement is effective until May 2, 2017, subject to the rights of the parties to earlier terminate the Amcor Agreement.

On May 2, 2012, RJR Tobacco and LL Flex, LLC (successor to Alcoa Flexible Packaging, LLC and referred to as LL Flex) entered into a letter agreement (the “LL Flex Letter”) pursuant to which RJR Tobacco and LL Flex agreed to extend the term of that certain Supply Agreement between them dated as of May 2, 2005 (the “LL Flex Agreement”) from May 2, 2012 to July 31, 2012. The term of the LL Flex Agreement has been amended in order to permit the parties time for continued negotiations related to a proposed new supply agreement for cigarette foil and inner frame. The LL Flex Agreement was previously filed with the U.S. Securities and Exchange Commission as Exhibit 10.2 to Reynolds American Inc.’s Current Report on Form 8-K dated May 2, 2005 and supplemented by that certain letter dated January 28, 2008 regarding the LL Flex Agreement filed as Exhibit 10.6 to Reynolds American Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, both of which are incorporated herein by reference.

On May 1, 2012, RJR Tobacco and Mundet, Inc. entered into a letter agreement (the “Mundet Letter”) pursuant to which RJR Tobacco and Mundet, Inc. agreed to extend the term of that certain Supply Agreement between them dated as of May 2, 2005 (the “Mundet Agreement”) from May 2, 2012 to July 31, 2012. The term of the Mundet Agreement has been amended in order to permit the parties time for continued negotiations related to a proposed new supply agreement for tipping and low-ignition propensity paper. The Mundet Agreement was previously filed with the U.S. Securities and Exchange Commission as Exhibit 10.3 to Reynolds American Inc.’s Current Report on Form 8-K dated May 2, 2005 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
	Name:	McDara P. Folan, III
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: May 7, 2012